DELAWARE POOLED TRUST

The Large-Cap Value Equity Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus
Dated February 28, 2008

The following is inserted into the section "MANAGEMENT OF THE FUND - Fund Officers and Portfolio Managers," after the information regarding Damon J. Andres, CFA, and before the information regarding Fiona A. Barwick:

Kristen E. Bartholdson
Vice President, Portfolio Manager -- The Large-Cap Value Equity Portfolio
Kristen E. Bartholdson is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Ms. Bartholdson earned her bachelor's degree in economics from Princeton University.

Please keep this supplement for future reference

This Supplement is dated December 8, 2008.